UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026 (October 14. 2026)

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Empery Digital Inc.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2512 W Pecan St, Unit 230

Pflugerville, TX 78660

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	EMPD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 14, 2026, Empery Digital Inc. (“Empery Digital” or the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).  Set forth below are the three proposals that were voted on at the Annual Meeting and the stockholder votes on each such proposal.

Set forth below are the matters voted upon at the Annual Meeting, which are more fully described in the Company’s definitive proxy statement in connection with the Annual Meeting, and the final voting results tabulated by the Company’s independent Inspector of Election, First Coast Results, Inc.

Proposal 1: Election of Directors

The nine directors elected at the Annual Meeting to serve for a one-year term ending at the 2027 annual meeting of stockholders are Rohan Chauhan, Jonathan Foster, Matthew Homer, John Kim, Ryan Lane, Aaron T. Morris, Ian Read, E. Taylor Robertson and Adrian Solgaard, by the following votes:

	For	Withhold
Empery Digital Nominees
Rohan Chauhan	16,286,710	9,396,502
Jonathan Foster	24,298,924	1,384,290
Matthew Homer	24,302,720	1,380,494
John Kim	24,352,078	1,331,136
Ryan Lane	15,132,809	10,553,780
Orn Olason	11,321,399	14,361,815
Ian Read	13,968,450	11,718,139
E. Taylor Robertson	24,351,048	1,332,166
Adrian Solgaard	23,575,684	2,107,529
ATG Capital Management Nominees
James C. Elbaor	11,318,841	14,364,355
Gabriel D. Gliksberg	11,668,802	14,017,769
Meredith S Kirshenbaum	9,400,011	16,283,186
Aaron T. Morris	14,344,659	11,338,538

Proposal 2:  Approval of Empery Digital Inc. 2025 Equity Incentive Plan

The shareholders did not approve the adoption of the Empery Digital Inc. 2025 Equity Incentive Plan and 6,846,589 shares of common stock reserved for issuance under the 2025 Stock Plan, by the following votes:

For	Against	Abstain
8,897,192	11,798,429	4,991,973

Proposal 3:  Ratification of the Appointment of Independent Auditors

The shareholders approved the ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and the review of the Company’s quarterly financial statements for the fiscal quarters ending March 31, June 30 and September 30, 2027, by the following votes:

For	Against	Abstain
21,693,136	1,296,401	2,711,654

On October 16, 2026, ATG Capital Opportunities Fund LP (“ATG”) filed a Section 225 action under the Delaware General Corporate Law seeking to sterilize sufficient votes held by Empery Asset Management to remove Ian Read from the Board and replace him with Gabriel Gliksberg.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Empery Digital Inc.

Date: October 19, 2026	/s/ Greg Endo
Greg Endo
Chief Financial Officer

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